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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 21, 2004
                                                        ------------------


                                VISTA GOLD CORP.

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             (Exact name of registrant as specified in its charter)


     Yukon Territory, Canada               1-9025              Not Applicable
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   (State or other jurisdiction         (Commission            (IRS Employer
           of incorporation)            File Number)         Identification No.)

   7961 Shaffer Parkway, Suite 5, Littleton, CO                  80127
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (720) 981-1185


________________________________________________________________________________
                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

On September 21, 2004, Vista Gold Corp. issued a press release announcing an updated feasibility study for the Hycroft Mine in Nevada and recent work on the Paredones Amarillos Gold Project in Mexico. The press release is furnished as
Exhibit 99 and is attached hereto.

ITEM 9.01(C)      EXHIBITS.

Exhibit 99.1      Press Release of Vista Gold Corp. dated September 21, 2004




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VISTA GOLD CORP.


                                       By: /s/ Michael B. Richings
                                           ----------------------------
                                           Michael B. Richings
                                           President and Chief Executive Officer

Date:  September 21, 2004